Earnings per Common Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings per Common Share
Earnings per Common Share
We present basic and diluted earnings per share. Basic earnings per share is calculated by dividing the net income attributable to the owners of QIAGEN N.V. by the weighted average number of common shares outstanding. Diluted earnings per share reflect the potential dilution that would occur if all “in the money” options and warrants to issue common shares were exercised. The following schedule summarizes the information used to compute earnings per common share:

	Years ended December 31,
(in thousands, except per share data)	2015	2014	2013
Net income attributable to the owners of QIAGEN N.V.	$127,103	$116,634	$69,073

Weighted average number of common shares used to compute basic net income per common share	233,483	232,644	234,000
Dilutive effect of stock options and restrictive stock units	3,539	3,573	3,023
Dilutive effect of outstanding warrants	136	5,321	5,152
Weighted average number of common shares used to compute diluted net income per common share	237,158	241,538	242,175
Outstanding options and awards having no dilutive effect, not included in above calculation	37	422	1,616
Outstanding warrants having no dilutive effect, not included in above calculation	26,071	32,505	21,315

Basic earnings per common share attributable to the owners of QIAGEN N.V.	$0.54	$0.50	$0.30
Diluted earnings per common share attributable to the owners of QIAGEN N.V.	$0.54	$0.48	$0.29